Exhibit 99.2

Nocera Advances AI Infrastructure Strategy with Agreement to Acquire QMAX Technology, a Taiwan-Based Authorized Distributor of Micron / Crucial Memory and Storage Products

Acquisition Secures Authorized Memory Sales Qualifications and Distribution Channels, Connecting Nocera’s Planned AI Data Center Build-Out with the Memory and Storage Supply Chain at the Core of the Global AI Economy

TAIPEI, Taiwan, July 29, 2026 – Nocera, Inc. (NASDAQ: NCRA) (“Nocera” or the “Company”) today announced that it has acquired a thirty percent (30%) controlling interest in QMAX Technology Co., Ltd. (“QMAX”), a Taiwan-based memory and storage solutions company and authorized distribution channel for Micron / Crucial memory products, through a variable interest entity (“VIE”) structure pursuant to which the Company issued 300,000 shares of restricted common stock, par value $0.001 per share, to Chien-Hua Tseng, the registered holder of such equity interest. The controlling interest is held through a series of VIE agreements entered into on July 28, 2026 with Mr. Tseng, and became effective upon signing. Through this transaction, Nocera gains established memory sales qualifications, vendor authorizations and distribution relationships covering DRAM modules, server memory and solid-state storage — the critical components at the heart of every AI data center.

The 300,000 consideration shares were valued at $1.36 per share, based on the closing price of the Company’s common stock on the Nasdaq Capital Market on July 27, 2026, the first (1st) trading day immediately preceding the effective date, for an aggregate purchase price of $408,000. No cash consideration was paid. The shares were issued in reliance on Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended. The shares bear a restrictive legend and are subject to a lock-up / leak-out arrangement. The 30% controlling interest is held through a Variable Interest Entity structure comprising a voting rights proxy (coupled with an interest), an equity pledge, an exclusive call option exercisable in accordance with applicable Taiwan (R.O.C.) law, and an exclusive business cooperation agreement.

The acquisition represents another significant milestone in Nocera’s ongoing transformation into Nocera Holdings, a diversified technology-focused holding company pursuing strategic opportunities across artificial intelligence, AI infrastructure, data centers, robotics, biotech, blockchain and digital assets. As Nocera advances its AI data center strategy, management believes that secured access to memory and storage supply — among the scarcest and most strategically contested resources in the AI build-out — will become a defining competitive advantage.

Strategic Rationale: Linking Memory Supply to the AI Build-Out

Memory and storage have rapidly emerged as critical bottlenecks in the global AI infrastructure expansion. Surging demand from AI servers and hyperscale data centers has absorbed a substantial share of global DRAM and NAND capacity, making qualified procurement channels and vendor relationships increasingly valuable strategic assets. Through QMAX, Nocera acquires:

Authorized sales qualifications and channel relationships for Micron / Crucial memory products, including DDR5 desktop and notebook modules, ECC server memory (R-DIMM / U-DIMM) and enterprise and consumer SSDs;

An operating procurement and distribution platform with established upstream supply relationships and downstream customers across Taiwan’s technology channel, with revenue that grew nearly ten-fold between fiscal 2023 and fiscal 2025, reaching approximately US$1.36 million in fiscal 2025, and expanding export sales; and

A supply-chain foundation for Nocera’s AI data center strategy, under which memory and storage components can be sourced, qualified and deployed both into Nocera’s own planned data center projects and to third-party data center operators and end users.

Beyond building its own data centers, Nocera intends to work with data center users and operating partners, and is actively assembling the supply chain and customer base to support this strategy. Management believes the combination of secured component supply, distribution qualifications and Nocera’s capital markets platform positions the Company to participate across multiple layers of the AI infrastructure value chain — from components and systems to facilities and services.

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Management Commentary

“AI cannot scale without compute, and compute cannot scale without memory. Securing qualified access to memory and storage supply is a foundational step in our AI infrastructure strategy,” said Andy Jin, Chief Executive Officer of Nocera. “QMAX brings us established sales qualifications and channel relationships for Micron / Crucial products, an operating supply-chain platform, and a team with deep roots in Taiwan’s memory industry — the epicenter of the global semiconductor ecosystem. As we build and partner on AI data centers, QMAX connects us directly to the components those facilities depend on. We continue to actively evaluate additional acquisitions, strategic investments and partnerships that align with our vision of building a diversified global technology holding company focused on long-term shareholder value.”

“Joining the Nocera Holdings platform gives QMAX access to capital, international relationships and a much larger strategic canvas,” said Stanley Tseng (Chien-Hua Tseng), founder of QMAX Technology. “Demand for server memory and storage from AI applications is unlike anything our industry has seen. With Nocera, we can scale from a Taiwan channel business into a supply-chain partner for the AI data center build-out across Asia and beyond.”

Market Backdrop

The acquisition comes as memory has become one of the defining constraints of the AI era. AI servers require multiples of the DRAM content of conventional servers, and the industry-wide shift of wafer capacity toward high-bandwidth memory (HBM) has tightened supply and lifted pricing across DDR5 and enterprise storage. Industry analysts widely expect memory demand from AI data centers to continue outpacing supply over the coming years, reinforcing the strategic value of qualified procurement and distribution channels. Nocera management believes these dynamics will make secured memory supply an increasingly valuable component of its broader AI infrastructure platform.

IDC’s Worldwide Quarterly Artificial Intelligence Infrastructure Tracker forecasts that global spending on AI infrastructure — comprising AI-optimized servers, storage and networking — will surpass $1 trillion in 2029, reaching approximately $1.08 trillion. Management believes these long-term trends reinforce the strategic rationale for the QMAX transaction and Nocera’s continued expansion into the infrastructure underpinning the global AI economy.

About QMAX Technology Co., Ltd.

QMAX Technology Co., Ltd. is a Taiwan-based memory and storage solutions provider and authorized distribution channel for Micron / Crucial products, founded in 2015. QMAX distributes DDR5 desktop and notebook memory, ECC server memory, enterprise and consumer SSDs and related storage products to channel and export customers. For more information, please visit www.qmax.tw.

About Nocera, Inc.

Nocera, Inc. (NASDAQ: NCRA) is a Nevada corporation pursuing a strategic transformation into a diversified holding company focused on identifying and expanding opportunities across high-growth sectors including artificial intelligence, AI infrastructure, data centers, robotics, biotech, blockchain and digital assets. The Company is focused on strategic acquisitions, partnerships, investments and operational platforms positioned to capitalize on emerging global technology trends. Leveraging international relationships and market access across Asia and other emerging global markets, Nocera Holdings seeks to build long-term shareholder value through scalable businesses, infrastructure opportunities and next-generation technologies shaping the future digital economy.

For more information, please visit www.Nocera.company and www.noceraholdings.com (website updates coming soon) as we begin to launch the Nocera Holdings brand.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are inherently subject to risks and uncertainties. Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties.

These risks and uncertainties include, but are not limited to, the parties’ ability to complete the contemplated transaction on the terms described or at all; risks related to the VIE structure, including the enforceability of the VIE agreements under the laws of Taiwan (R.O.C.) and the Company’s ability to consolidate or otherwise reflect the financial results of QMAX under applicable accounting standards; the Company’s ability to realize the anticipated strategic benefits of the acquisition; the ability to maintain vendor authorizations, sales qualifications and supply relationships following the transaction; volatility in memory and storage pricing and supply; the Company’s ability to finance, develop and operate AI data center projects; general economic and business conditions; the Company’s ability to identify, negotiate and consummate acquisitions or strategic investments on favorable terms or at all; the Company’s ability to execute its growth strategy and maintain compliance with Nasdaq listing standards; the Company’s limited operating history in the AI and infrastructure sectors; risks related to operating in international markets; and various other factors beyond the Company’s control. Readers are encouraged to review the risk factors included in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Actual results may differ materially from those expressed or implied by these forward-looking statements. Nocera undertakes no obligation to update any forward-looking statements except as required by applicable law.

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【中文版／參考譯文】

Nocera 宣布簽署協議收購台灣晶旺科技——美光 Micron / Crucial 記憶體與儲存產品授權通路商，加速推進 AI 基礎建設戰略

本次收購取得記憶體銷售資格與通路，為 Nocera 未來跨入 AI 領域的建設與銷售通路建立連結

台灣台北，2026 年 7 月 29 日 — Nocera, Inc.（NASDAQ: NCRA，下稱「Nocera」或「本公司」）今日宣布，以發行 300,000 股本公司限制性普通股為對價，取得台灣晶旺科技股份有限公司（QMAX Technology Co., Ltd.，下稱「晶旺」）30% 股權。該權益係透過 2026 年 7 月 28 日與晶旺創辦人簽署之一系列 VIE 協議持有，於簽署日生效。晶旺為美光 Micron / Crucial 記憶體產品授權通路商，產品涵蓋 DDR5 記憶體模組、伺服器 ECC 記憶體及企業級固態硬碟——這些正是每一座 AI 數據中心最核心的關鍵零組件。透過本次交易，Nocera 取得既有之記憶體銷售資格、原廠授權與上下游通路關係。

300,000 股對價股份以生效日前第 2 個交易日本公司普通股於 Nasdaq 之收盤價計價，並依美國《1933 年證券法》Regulation S 及／或第 4(a)(2) 條豁免發行，附限制性圖記並受鎖定期／限量出售（lock-up / leak-out）安排約束。該 30% 權益以 VIE（可變利益實體）架構持有，由投票權代理、股權質押、可依台灣法規行使之獨家購買權及獨家業務合作協議構成。

本次收購是 Nocera 轉型為 Nocera Holdings（多元化科技控股公司，布局人工智慧、AI 基礎建設、數據中心、機器人、生技、區塊鏈與數字資產）的又一重要里程碑。隨著 Nocera 推進其 AI 數據中心戰略，管理層認為，記憶體與儲存供應已成為全球 AI 建設潮中最稀缺、競爭最激烈的戰略資源之一，確保供應通路將成為決定性的競爭優勢。

戰略意義：將記憶體供應鏈接入 AI 建設

記憶體與儲存已成為全球 AI 基礎建設擴張的關鍵瓶頸。AI 伺服器與超大型數據中心的需求大量吸納全球 DRAM 與 NAND 產能，使具備資格的採購通路與原廠關係日益珍貴。透過晶旺，Nocera 取得：美光 Micron / Crucial 產品之授權銷售資格與通路關係（含 DDR5 桌上型／筆電記憶體、ECC 伺服器記憶體、企業級與消費級 SSD）；一個實際運作中的採購與分銷平台——營收於 2023 至 2025 會計年度間成長近十倍，2025 會計年度達約 136 萬美元，並持續拓展外銷；以及支撐 Nocera AI 數據中心戰略的供應鏈基礎，記憶體與儲存零組件未來既可導入 Nocera 自建數據中心專案，亦可銷售予第三方數據中心業者與終端使用方。

除自建數據中心外，Nocera 未來也將與使用方及營運夥伴合作，目前正積極組建相關供應鏈與使用客戶群體。管理層認為，結合已確保的零組件供應、銷售資格與 Nocera 的資本市場平台，本公司將得以參與 AI 基礎建設價值鏈的多個層次——從零組件、系統到機房與服務。

管理層評述

「AI 的規模化離不開算力，而算力離不開記憶體。取得具資格的記憶體與儲存供應通路，是我們 AI 基礎建設戰略的基礎工程。」Nocera 執行長 Andy Jin 表示，「晶旺帶來美光 Micron / Crucial 產品的既有銷售資格與通路關係、實際運作的供應鏈平台，以及深耕台灣記憶體產業的團隊——而台灣正是全球半導體生態系的核心。在我們自建與合作建設 AI 數據中心的同時，晶旺讓我們直接連結這些設施所仰賴的關鍵零組件。我們也持續積極評估符合集團願景的其他收購、戰略投資與合作機會。」

「加入 Nocera Holdings 平台，讓晶旺獲得資本、國際關係與更大的戰略版圖。」晶旺科技創辦人曾健驊表示，「AI 應用對伺服器記憶體與儲存的需求前所未見。攜手 Nocera，我們可以從台灣通路商，成長為服務亞洲乃至全球 AI 數據中心建設的供應鏈夥伴。」

市場背景

本次收購正值記憶體成為 AI 時代決定性瓶頸之際。AI 伺服器所需 DRAM 容量數倍於傳統伺服器，而全球晶圓產能向高頻寬記憶體（HBM）傾斜，使 DDR5 與企業級儲存供給趨緊、價格上揚。產業分析普遍預期，AI 數據中心對記憶體的需求在未來數年將持續超過供給，進一步強化具資格採購與分銷通路的戰略價值。

根據國際數據資訊（IDC）《全球人工智慧基礎建設季度追蹤報告》（Worldwide Quarterly Artificial Intelligence Infrastructure Tracker），全球 AI 基礎建設支出——涵蓋 AI 優化伺服器、儲存與網路設備——預計將於 2029 年突破 1 兆美元，達約 1.08 兆美元。管理層認為，這些長期趨勢進一步強化本次晶旺交易的戰略意義，以及 Nocera 在支撐全球 AI 經濟之基礎建設領域的持續擴張。

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關於晶旺科技股份有限公司

晶旺科技（QMAX Technology Co., Ltd.）成立於 2015 年，為台灣記憶體與儲存解決方案供應商及美光 Micron / Crucial 產品授權通路商，產品涵蓋 DDR5 桌上型與筆電記憶體、ECC 伺服器記憶體、企業級與消費級 SSD 及相關儲存產品，客戶涵蓋通路與外銷市場。詳見 www.qmax.tw。

關於 Nocera, Inc.

Nocera, Inc.（NASDAQ: NCRA）為內華達州公司，正推動轉型為多元化控股公司，聚焦人工智慧、AI 基礎建設、數據中心、機器人、生技、區塊鏈與數字資產等高成長領域之機會。本公司以戰略收購、合作、投資與營運平台為核心，把握全球新興科技趨勢，並憑藉橫跨亞洲與其他新興市場的國際關係與市場通路，致力為股東創造長期價值。

前瞻性聲明

本新聞稿含有前瞻性聲明，本質上存在風險與不確定性。本文件中所有非歷史事實之陳述，均屬美國《1995 年私人證券訴訟改革法》所定義之前瞻性聲明。實際結果可能與前瞻性聲明所述或隱含者存在重大差異，相關風險因素請參閱本公司向美國證券交易委員會提交之文件（www.sec.gov）。除適用法律另有規定外，Nocera 不承擔更新任何前瞻性聲明之義務。（以英文版為準）

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